UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 22, 2006

                        US ENERGY INITIATIVES CORPORATION
                        ---------------------------------
                       (F.K.A. HYBRID FUEL SYSTEMS, INC.)
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


          Georgia                     333-33134                  58-2267238
--------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)

          2701 North Rocky Point Drive, Suite 325, Tampa, Florida 33607
          -------------------------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (813) 287-5787

                            Hybrid Fuel Systems, Inc.
                    12409 Telecom Drive, Tampa, Florida 33637
                    -----------------------------------------
          (Former name or former address, if changed since last report)

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act  (17  CFR  240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act  (17  CFR  240.13e-4(c))

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

On March 28, 2006, we completed an offering of our $1,412,500 principal amount one-year promissory note (the "Note") to Dutchess Private Equity Fund, L.P. (the "Investor") for aggregate gross proceeds of $1,130,000. The Note bears no interest. Payments made by us in satisfaction of the Note shall be made from each put from the Equity Line of Credit with the Investor given by us to the Investor under that certain Investment Agreement dated as of November 4, 2005 which we entered into with the Investor (the "Investment Agreement"). We shall make payments to the Investor in an amount equal to the greater of (i) 100% of each put to the Investor from us, or (ii) $117,708.33 until the face amount is paid in full. Our initial payment will be due on May 1, 2006 and all subsequent payments will be made at the closing of every put to the Investor thereafter until the Note is paid in full, with a minimum amount of $117,708.33 per month. In the event that on the maturity date we have any remaining amounts unpaid on the Note, the Investor can exercise its right to increase the face amount by 10% and an additional 2.5% per month, pro rata for partial periods, as liquated damages. In addition, our obligation to repay the principal and accrued interest under the Note, as well as our $1,362,500 principal amount one-year promissory note which we issued to the Investor and Dutchess Private Equities Fund, II, L.P. on December 20, 2005, is secured by all of our assets pursuant to a certain Security Agreement which we entered into with the Lender on March 23, 2006.

We used a portion the proceeds from the Note to repay our outstanding principal amount promissory notes, inclusive of accrued and unpaid interest and liquidated damages in the aggregate amount of $541,542, issued pursuant to that certain Subscription Agreement dated March 31, 2005 (the "Subscription Agreement"). In addition, we entered into a Settlement Agreement and Release (the "Settlement Agreement") with the holders of the promissory notes on March 24, 2006 pursuant to which the holders and we agreed to release and discharge each other, and our respective officers, directors, principals, control persons, past and present employees, insurers, successors, agents and assigns from any and all actions, damages, judgments, claims, and demands existing or claimed to exist between the parties in connection with the promissory notes or the Subscription Agreement.

We claim an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the investors were accredited investors and/or qualified institutional buyers, the investors had access to information about the company and their investment, the investors took the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

ITEM  1.02  TERMINATION  OF  A  MATERIAL  DEFINITIVE  AGREEMENT.

See  Item  1.01  above.

ITEM  2.03  CREATION  OF  A  DIRECT  FINANCIAL  OBLIGATION.

See  Item  1.01  above.

ITEM  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES.

See  Item  1.01  above.

ITEM  5.03  AMENDMENTS  TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR

On February 22, 2006, we obtained the written consent of a majority of our shareholders to change our corporate name from Hybrid Fuel Systems, Inc. to US Energy Initiatives Corporation. On March 1, 2006, we filed a certificate of amendment to our certificate of incorporation with the Secretary of State of the State of Georgia, effective on March 6, 2006.

We intend to ratify the aforementioned actions taken by our Board of Directors and a majority of our shareholders with the filing of a proxy statement.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)  FINANCIAL  STATEMENTS  OF  BUSINESS  ACQUIRED.

Not  applicable.

(b)  PRO  FORMA  FINANCIAL  INFORMATION.

Not  applicable.

(c)  EXHIBITS.

  Exhibit
   Number                               Description

-------------- -----------------------------------------------------------------
3.1    *       Certificate  of  Amendment to the Certificate of Incorporation of
               Hybrid  Fuel  Systems,  Inc.  dated  as  of  March  1,  2006.

10.1   *       Promissory  Note of US Energy Initiatives Corporation dated as of
               March  23,  2006.

10.2   *       Security  Agreement  dated as of March 23, 2006 by and between US
               Energy  Initiatives  Corporation  and  Dutchess Private  Equities
               Fund,  L.P.

10.3   *       Settlement  Agreement  and  Release dated as of March 24, 2006 by and  between  US Energy Initiatives Corporation and the investors named on the signature  pages  thereto.
--------------

*  Filed  herewith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            HYBRID FUEL SYSTEMS, INC.



Date:  April  4,  2006                       /s/  Mark  Clancy
                                             -----------------------------------
                                             Mark  Clancy
                                             Chief  Executive  Officer